UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

Date of Report (Date of Earliest Event Reported):
December 17, 2013

Commission file number: 001-35653
SUSSER PETROLEUM PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
555 East Airtex Drive Houston, Texas 77073 (Address of principal executive offices, including zip codes)
Registrant’s telephone number, including area code: (832) 234-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On December 17, 2013, Susser Petroleum Partners LP (the “Partnership”) entered into that certain Amendment No. 1 and Joinder to Credit Agreement, among the Partnership, as Borrower, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Amendment”). The Amendment amends that certain Revolving Credit Agreement, dated as of September 25, 2012, among the Partnership, as Borrower, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Revolving Credit Facility”).
The Amendment, among other things, (i) increases the aggregate commitment under the Revolving Credit Facility from $250 million to $400 million (retaining the Partnership’s ability to increase the Revolving Credit Facility upon written request, subject to certain conditions, by up to an additional $100 million), (ii) increases the swing line sublimit under the Revolving Credit Facility from $25 million to $40 million and (iii) rearranges and reallocates the commitments among the lenders, including through commitments of additional lenders not previously party to the Revolving Credit Facility.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.
The description of the Amendment provided above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 7.01    Regulation FD Disclosure.
The following information is furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On December 17, 2013, the Partnership issued a news release in conjunction with the execution of the Amendment. The news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statement and Exhibits.
(d)    Exhibits
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1	News Release of Susser Petroleum Partners LP, dated December 17, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER PETROLEUM PARTNERS LP

	By:	Susser Petroleum Partners GP LLC, its general partner
Date: December 18, 2013	By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	News Release of Susser Petroleum Partners LP, dated December 17, 2013